UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2012

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

Upon the scheduled issuance of the 6.40% Series E Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25,000 per share (the “Series E Preferred Stock”), of Webster Financial Corporation (the “Company”) on December 4, 2012, the ability of the Company to declare and pay dividends on, or purchase, redeem or otherwise acquire, shares of its preferred stock or any securities of the Company that rank junior to the Series E Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series E Preferred Stock for the last preceding dividend period. The terms of the Series E Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined herein), a copy of which is filed as Exhibit 3.3 to the Company’s Form 8-A filed on December 4, 2012 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On November 30, 2012, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series E Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.3 to the Company’s Form 8-A filed on December 4, 2012 and is incorporated herein by reference.

Item 8.01	Other Events.

On December 4, 2012, the Company closed the public offering of 5,060,000 depositary shares (the “Depositary Shares”) (including 660,000 shares sold pursuant to an option granted to the Underwriters (as defined herein) to cover over-allotments) pursuant to an Underwriting Agreement, dated November 27, 2012 (the “Underwriting Agreement”), between the Company and Deutsche Bank Securities Inc., as representative for the underwriters listed therein (the “Underwriters”). Each Depositary Share represents a 1/1000th interest in a share of the Series E Preferred Stock. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, the opinion and consent of Hogan Lovells US LLP as to the validity of the Series E Preferred Stock and the Depositary Shares of the Company offered pursuant to the Prospectus Supplement dated November 27, 2012, and the opinion and consent of Hogan Lovells US LLP as to certain tax matters are filed herewith and are each incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-178642) as exhibits thereto.

The Deposit Agreement, dated as of December 4, 2012 (the “Deposit Agreement”), by and among the Company, Computershare Shareowner Services LLC, as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares, is filed as Exhibit 4.1 to the Company’s Form 8-A filed on December 4, 2012 and is incorporated herein by reference. The form of depositary receipt representing the Depositary Shares and the form of certificate representing the Series E Preferred Stock are filed as Exhibit 4.2 and 4.3, respectively, to the Company’s Form 8-A filed on December 4, 2012 and are each incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 27, 2012, by and between Webster Financial Corporation and Deutsche Bank Securities Inc., as representative of the several underwriters listed therein.

3.1	Certificate of Designations of 6.40% Series E Non-Cumulative Perpetual Preferred Stock of Webster Financial Corporation, filed with the Secretary of State of the State of Delaware and effective November 30, 2012 (filed as Exhibit 3.3 to the Company’s Form 8-A filed on December 4, 2012 and incorporated herein by reference).

4.1	Deposit Agreement, dated as of December 4, 2012, by and among Webster Financial Corporation, Computershare Shareowner Services LLC, as depositary, and the holders from time to time of the depositary receipts described therein (filed as Exhibit 4.1 to the Company’s Form 8-A filed on December 4, 2012 and incorporated herein by reference).

4.2	Form of depositary receipt representing the Depositary Shares (filed as Exhibit 4.2 to the Company’s Form 8-A filed on December 4, 2012 and incorporated herein by reference).

4.3	Form of certificate representing the Series E Preferred Stock (filed as Exhibit 4.3 to the Company’s Form 8-A filed on December 4, 2012 and incorporated herein by reference).

5.1	Opinion of Hogan Lovells US LLP as to the legality of the Company’s Series E Preferred Stock and Depositary Shares.

8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: December 4, 2012	By:	/s/ Glenn I. MacInnes
	Name:	Glenn I. MacInnes
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 27, 2012, by and between Webster Financial Corporation and Deutsche Bank Securities Inc., as representative of the several underwriters listed therein.

3.1	Certificate of Designations of 6.40% Series E Non-Cumulative Perpetual Preferred Stock of Webster Financial Corporation, filed with the Secretary of State of the State of Delaware and effective November 30, 2012 (filed as Exhibit 3.3 to the Company’s Form 8-A filed on December 4, 2012 and incorporated herein by reference).

4.1	Deposit Agreement, dated as of December 4, 2012, by and among Webster Financial Corporation, Computershare Shareowner Services LLC, as depositary, and the holders from time to time of the depositary receipts described therein (filed as Exhibit 4.1 to the Company’s Form 8-A filed on December 4, 2012 and incorporated herein by reference).

4.2	Form of depositary receipt representing the Depositary Shares (filed as Exhibit 4.2 to the Company’s Form 8-A filed on December 4, 2012 and incorporated herein by reference).

4.3	Form of certificate representing the Series E Preferred Stock (filed as Exhibit 4.3 to the Company’s Form 8-A filed on December 4, 2012 and incorporated herein by reference).

5.1	Opinion of Hogan Lovells US LLP as to the legality of the Company’s Series E Preferred Stock and Depositary Shares.

8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 8.1).